UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2022

ATIF HOLDINGS LIMITED

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38879	Not Applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25391 Commercentre Dr., Ste 200, Lake Forest, CA	92630
(Address of Principal Executive Offices)	(Zip Code)

646-828-8710

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Ordinary Shares, $0.001 par value	ATIF	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

Consulting Agreement

On August 12, 2022, ATIF Holdings Limited, a company organized under the laws of the British Virgin Islands (“ATIF”), entered into a consulting agreement (the “Consulting Agreement”) with Massimo Motor Sports, LLC, a Texas limited liability company (“Massimo”) and with an effective date of August 10, 2022. Pursuant to the Consulting Agreement Massimo agreed to engage ATIF as an independent consultant and ATIF agreed to provide Massimo with consulting services, including but not limited to the following: (i) conducting due diligence on Massimo; (ii) assisting Massimo in identifying required suitable qualified professional service provider firms to support Massimo’s contemplated transition into a public company; (iii) working with other professional advisor parties engaged by Massimo in completing all necessary tasks required for the process of going public; (iv) assisting Massimo in identifying any person that can add value to Massimo’s strategy and business; and (v) assisting Massimo on an on-going basis in meeting public reporting requirements for six months after Massimo goes public.

In exchange for the services to be provided by ATIF pursuant to the Consulting Agreement, Massimo agreed to pay ATIF a total of $800,000, with $300,000 paid within five days of execution of the Consulting Agreement, another installment of $300,000 paid upon ATIF’s completion of conducting due diligence services for Massimo, $100,000 paid upon ATIF’s completion of assisting Massimo in the selection and negotiation of third-party institutions, and another installment of $100,000 paid within three days of Massimo’s successful initial public offering. Massimo further agreed to reimburse ATIF under the Consulting Agreement for travel expenses incurred by ATIF in connection with the activities performed under the Consulting Agreement. ATIF can terminate the Consulting Agreement by giving written notice to Massimo, and Massimo may terminate the Consulting Agreement upon receiving notice from ATIF that ATIF’s services for another entity could conflict with its obligations under the Consulting Agreement. The Consulting Agreement may also be terminated upon mutual consent.

The foregoing description of the Consulting Agreement, does not purport to be complete and is qualified in its entirety by reference to the full text of the Consulting Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Exhibit Description
10.1	Consulting Agreement entered into between ATIF Holdings Limited and Massimo Motor Sports, LLC dated August 10, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATIF Holdings Limited

	By:	/s/ Jun Liu
Jun Liu,
Chief Executive Officer

Dated: August 18, 2022

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